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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Hawaiian Airlines, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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HAWAIIAN AIRLINES, INC.
3375 Koapaka Street, Suite G-350
Honolulu, Hawaii 96819

Dear Fellow Shareholder:

    On behalf of the Board of Directors, we are pleased to invite you to the Company's 2001 Annual Meeting of Shareholders, to be held:

Friday, May 25, 2001, 10:00 a.m.
The Royal Hawaiian Hotel
Regency Room
Honolulu, Hawaii

    At the meeting, we will act on the matters presented in the attached Proxy Statement and report on the Company's activities during fiscal year 2000. We will provide an opportunity for you to ask questions on matters of interest to you as a shareholder.

    We encourage you to vote your shares. Even if you plan to attend the meeting in person, please sign and date the enclosed Proxy and return it in the prepaid envelope or follow the instructions contained on the proxy for voting by telephone. Voting by telephone or returning your executed proxy will not affect your right to attend the meeting and, if you wish to do so, to vote your shares in person.

    If you need special assistance at the meeting because of a disability, please contact Ms. Audrey Yuh, Investor Relations, Hawaiian Airlines, Inc., P.O. Box 30008, Honolulu, Hawaii 96820.

    Your Board of Directors and management look forward to greeting those of you who are able to attend the Annual Meeting. For additional information about the Company, please see the enclosed 2000 Annual Report. We also invite you to visit the Company's interactive website at www.hawaiianair.com.

    Thank you for your continued support and interest in the Company.

John W. Adams Chairman of the Board	Paul J. Casey Vice Chairman of the Board and Chief Executive Officer

Honolulu, Hawaii
April 13, 2001

HAWAIIAN AIRLINES, INC.
3375 Koapaka Street, Suite G-350
Honolulu, Hawaii 96819

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 25, 2001

TO THE SHAREHOLDERS OF HAWAIIAN AIRLINES, INC.:

    On Friday, May 25, 2001 we will hold our 2001 Annual Meeting of Shareholders at 10:00 a.m. in the Regency Room at the Royal Hawaiian Hotel, 2259 Kalakaua Avenue, Honolulu, Hawaii. Parking in the adjoining Sheraton Waikiki facility will be validated.

    Shareholders of record at the close of business on March 23, 2001 are entitled to vote at the Annual Meeting or any adjournments or postponements of the meeting. In order to be admitted to the meeting, shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of March 23, 2001.

    At the meeting, we will

  1.
  Elect eleven directors; and

  2.
  Conduct any other business which may properly come before the meeting.

    It is important that you vote your shares. Accordingly, please read the Proxy Statement appearing on the following pages and then complete, sign, date and return the Proxy in the enclosed prepaid envelope or follow the instructions contained on the Proxy for voting by telephone.

                      By Order of the Board of Directors

                      Lyn Flanigan Anzai
                      Vice President, General Counsel
                      and Corporate Secretary

Honolulu, Hawaii
April 13, 2001

HAWAIIAN AIRLINES, INC.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 25, 2001

    This Proxy Statement is being first mailed to shareholders on or about April 13, 2001 in connection with the solicitation by the Board of Directors of Hawaiian Airlines, Inc. ("Hawaiian Airlines" or the "Company") of proxies to be voted at the 2001 Annual Meeting of Shareholders and at any adjournment or postponement thereof.

    The Company will pay for the solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and the material used in this solicitation of Proxies. Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone without additional compensation. The Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to beneficial owners.

    The principal executive offices of the Company are located at 3375 Koapaka Street, Suite G-350, Honolulu, Hawaii 96819.

VOTING RIGHTS AND PROCEDURES

Voting Shares

  Who can vote?

    All persons who are record holders of any shares of the Common Stock or any series of the Special Preferred Stock of the Company on March 23, 2001 (the "Record Date") are entitled to cast one vote per share.

  How many shares were outstanding on the Record Date?

    On the Record Date, 33,715,099 shares of Common Stock, four shares of Series B Special Preferred Stock and one share each of Series C, Series D and Series E Special Preferred Stock, for a total of 33,715,106 shares, were outstanding. On August 25, 2000, the Company's Board of Directors amended a prior authorization to repurchase shares of the Company's Common Stock to increase the amount of shares authorized for repurchase up to an aggregate amount of 10,000,000 shares. As of the Record Date, 9,242,808 shares of Common Stock had been repurchased and returned to authorized but unissued status.

Voting by Proxy

  How can I vote?

    If you are a shareholder holding shares in your own name as shareholder of record on the Record Date, you may vote the shares so held:

  1.
  By executing and mailing (in the envelope provided) the enclosed Proxy, or by granting a written proxy to another person authorizing such person to attend the meeting and vote your shares, or
  2.
  By following the instructions contained on the enclosed Proxy for voting by telephone, or
  3.
  By attending the Annual Meeting and voting in person.

    If you are the beneficial owner of shares held of record in street name, such as in a stock brokerage account or by a bank or other nominee, you have the right to instruct the holder of record how to vote your shares.

  Can I revoke my Proxy if mailed?

    Yes, you may revoke your Proxy before it is voted by:

  1.
  Notifying the Corporate Secretary in writing signed by you that you revoke the Proxy;
  2.
  By submitting a later-dated proxy;
  3.
  By following the instructions on the Proxy for revoking or changing your vote by telephone; or
  4.
  By voting in person at the Annual Meeting.

  How will proxies be voted?

    Proxies that are properly executed in writing or voted by telephone will be voted as instructed unless the Proxy is revoked before it is voted at the Annual Meeting. If the Proxy does not contain instructions, it will be voted FOR the nominated directors and, on other matters that properly come before the meeting, it will be voted in the discretion of the Proxy Holders.

Quorum and Voting Requirements

  What is a Quorum for the Meeting?

    The presence in person or by proxy of holders of a majority of the shares of Common Stock and Special Preferred Stock outstanding on the Record Date, counted as a single class, constitutes a quorum. Abstentions and broker non-votes are counted in determining whether there is a quorum but are not counted as voting for or against a proposal.

  How many votes are required to elect each Director?

    Each nominee must receive the affirmative vote of a majority of the shares represented at the meeting, voting as a single class. Abstentions and broker non-votes have the effect of a vote against a nominee.

  How many votes are required for other matters?

    Unless otherwise required by Hawaii law or by the Company's Articles of Incorporation or Bylaws, other matters voted upon at a meeting at which a quorum is present require the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter.

CONTROL OF THE COMPANY

    On the Record Date, Airline Investors Partnership, L.P. ("AIP") held 53.93% of the outstanding Common Stock and all shares of the Series B Special Preferred Stock. Pursuant to the Company's Bylaws, AIP thus has the right to identify for nomination six of the eleven directors.

    Also, the Company's Bylaws and its existing collective bargaining agreements provide that the shares of preferred stock held by each of the Company's three major unions (the AFA, the IAM and the ALPA) entitle each of them to identify for nomination one director. AIP has agreed to vote its shares in favor of the nominees identified by the unions.

    The Bylaws further specify that one director is to be a senior management official of the Company (the "Company director") and one director is to be an "outside" director (defined as an individual who is not employed by the Company and is not affiliated with AIP, any of the Company's unions, or with AMR Corporation).

SECURITIES OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information, as of the Record Date, relating to the beneficial ownership of the Company's voting stock by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock and Special Preferred Stock. This table also lists the beneficial ownership of the Company's Common Stock, as of the Record Date, by each of the directors and nominees, by each of the Named Executive Officers (see "Executive Compensation"), and by all directors and executive officers as a group. The table includes shares not yet owned by directors and executive officers but which could be purchased by exercising options which have vested or will vest within 60 days after the Record Date.

Name and Address	Number of Shares(1)		Percent and Class of Stock
Airline Investors Partnership, L.P. AIP General Partner, Inc. 885 Third Avenue, 34th Floor New York, NY 10022	18,181,818 4	(2) (2)	53.93% of Common Stock 100% of Series B Special Preferred Stock (Constituting 57.1% of all Preferred Stock)
John W. Adams	18,262,643 4	(2) (2)	54.10% of Common Stock 100% of Series B Special Preferred Stock (Constituting 57.1% of all Preferred Stock)
Amber Arbitrage LDC c/o Custom House Fund Management Ltd. 31 Kildare Street, Dublin 2, Ireland	4,667,672	(3)	13.84% of Common Stock
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	3,220,600	(4)	9.55% of Common Stock
Association of Flight Attendants 1625 Massachusetts Avenue, N.W. Washington, DC 20036-2212 Attn.: David Borer, Esq.	1		100% of Series C Special Preferred Stock (Constituting 14.3% of all Preferred Stock)
International Association of Machinists and Aerospace Workers P.O. Box 3141 South San Francisco, CA 94083 Attn: Kenneth Thiede	1		100% of Series D Special Preferred Stock (Constituting 14.3% of all Preferred Stock)
Hawaiian Master Executive Council c/o Air Line Pilots Association 3375 Koapaka Street, Suite F-238-8 Honolulu, HI 96819 Attn.: Master Chairman, Hawaiian MEC	1		100% of Series E Special Preferred Stock (Constituting 14.3% of all Preferred Stock)
Paul J. Casey	385,000	(5)	Common Stock*
Todd G. Cole	30,000	(6)	Common Stock*
Robert G. Coo	30,765	(6)	Common Stock*
Joseph P. Hoar	24,000	(6)	Common Stock*
Reno F. Morella	6,741	(7)(8)	Common Stock*
Arthur J. Pasmas	63,650	(6)	Common Stock*
Samson Poomaihealani	24,000	(6)	Common Stock*
Edward Z. Safady	42,000	(6)	Common Stock*
Sharon L. Soper	1,165	(8)	Common Stock*
Thomas J. Trzanowski	25,000	(6)(9)	Common Stock*
John B. Happ	112,500	(10)	Common Stock*
Edward W. Pinion	25,000	(11)	Common Stock*
Robert W. Zoller, Jr.	27,000	(12)	Common Stock*
All directors, nominees and executive officers as a group including those named above (22 persons)	19,288,286		55.62% of Common Stock

*
Less than 1%

(1)
Each executive officer and director has sole voting and investment power with respect to the shares listed after his or her name except for shares issued to the Hawaiian Airlines, Inc. 401(k) Savings Plan (the "Savings Plan"), the Hawaiian Airlines, Inc. 401(k) Plan for Flight Attendants (the "Flight Attendants 401(k) Plan") and the Hawaiian Airlines, Inc. Pilots' 401(k) Plan (the "Pilots' Plan") or as otherwise indicated in the footnotes that follow. (The Savings Plan, the Flight Attendants 401(k) Plan and the Pilots' Plan are collectively referred to as the "Plans".) Shares of the Common Stock allocated to participants' accounts in each of the Plans are voted on matters presented at shareholders meetings by the Vanguard Group, Inc. as Trustee for each of the respective Plans ("Trustee"), pursuant to written directions of the participants. Shares held by each Plan with respect to which no participant directions are received are voted according to the direction of the majority of the shares held by each of the Plans for which the Trustee receives written directions. Unallocated shares are voted by fiduciaries designated by the respective Plans.

(2)
According to their Schedule 13D filing with the Securities and Exchange Commission dated January 31, 1996, Airline Investors Partnership, L.P., AIP General Partner, Inc. and John W. Adams exercise sole voting and dispositive power with respect to 18,181,818 shares of Common Stock and all four shares of Series B Special Preferred Stock. Mr. Adams is the sole shareholder of AIP General Partner, Inc. and AIP General Partner, Inc. is the general partner of Airline Investors Partnership, L.P. The shares shown as owned by Mr. Adams include options to purchase 50,000 shares of Common Stock, all of which have vested, but does not include options to purchase 200,000 shares that will not vest within 60 days after the Record Date.

(3)
On May 14, 1998, Amber Arbitrage LDC ("Amber") filed a Schedule 13G with the Securities and Exchange Commission in respect of ownership of an aggregate of 4,667,672 shares of Common Stock. Amber reported sole voting power and sole dispositive power with respect to all such shares. No subsequent filing has been made by Amber.

(4)
On February 2, 2001, Dimensional Fund Advisors, Inc., a Delaware corporation ("Dimensional"), filed an amended Schedule 13G with the Securities and Exchange Commission in respect of 3,220,600 shares of Common Stock. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional reported possession of both voting and investment power over said shares which are owned by investment companies and vehicles under management by Dimensional. Dimensional disclaims beneficial ownership. No subsequent filing has been made by Dimensional.

(5)
Includes options to purchase 375,000 shares of Common Stock that have vested or will vest within 60 days of the Record Date, but not options to purchase 375,000 shares that will not vest within 60 days after the Record Date.

(6)
Includes options to purchase 24,000 shares of Common Stock, all of which have vested.

(7)
Includes 4,265 shares issued to Mr. Morella's account in the Pilots' Plan.

(8)
Includes an investment in the Flight Attendants 401(k) Plan, the Pilots' Plan or Savings Plan using a unit value accounting method, similar to a mutual fund. To determine the equivalent number of whole shares represented by the fund units, the market value of the shareholder's balance in the Pilots' Plan, the Flight Attendants 401(k) Plan, or the Savings Plan was divided by the share price of the Company's Common Stock.

(9)
Includes 1,000 shares beneficially owned by Mr. Trzanowski's wife. Mr. Trzanowski disclaims beneficial ownership of the shares owned by his wife.

(10)
Consists of options to purchase 112,500 shares of Common Stock which have vested or will vest within 60 days of the Record Date, but not options to purchase 137,500 shares that will not vest within 60 days after the Record Date.

(11)
Consists of options to purchase 25,000 shares of Common Stock which have vested or will vest within 60 days of the Record Date, but not options to purchase 125,000 shares that will not vest within 60 days after the Record Date.

(12)
Consists of options to purchase 25,000 shares of Common Stock which have vested or will vest within 60 days of the Record Date, but not options to purchase 275,000 shares that will not vest within 60 days after the Record Date.

ITEM 1

ELECTION OF DIRECTORS

    At the Annual Meeting, eleven (11) directors are each to be elected to serve until the next annual meeting or until his or her successor is elected and qualified. If a quorum is present at the Annual Meeting, the affirmative vote of the holders of record of a majority of the shares of Common Stock and Series B, C, D and E Special Preferred Stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class, is required to elect each director nominee. Shareholders do not have the right to cumulate their votes in the election of directors. Each director nominee has consented to being named in this Proxy Statement and to serve if elected, and the Company has no reason to believe that any of those persons nominated will not be available to serve as a director. However, if such a situation should arise, the accompanying Proxy will be voted for the election of such other person as the Board of Directors may recommend.

    The Nominating Committee of the Board of Directors has nominated and the Board of Directors has recommended the following eleven (11) nominees for election as directors of the Company:

  John W. Adams, Paul J. Casey, Todd G. Cole, Robert G. Coo, Joseph P. Hoar, Reno F. Morella, Samson Poomaihealani, Edward Z. Safady, Sharon L. Soper, Thomas J. Trzanowski and William M. Weisfield.

    The nominees have been identified as nominees in accordance with the provisions of the Company's Bylaws described above under "General Information—Control of the Company," as follows:

AIP Identified Directors:	Messrs. Adams, Coo, Hoar, Safady, Trzanowski and Weisfield
IAM Identified Director:	Mr. Poomaihealani
AFA Identified Director:	Ms. Soper
ALPA Identified Director:	Mr. Morella
Nominated Company Director:	Mr. Casey
Nominated Outside Director:	Mr. Cole

    The nominees have a wide and valuable range of judgment and experience from such diverse fields as air transportation, banking, real property development, investment banking, international strategic planning and business development and law. Certain information about the nominees follows:

    JOHN W. ADAMS, 57, has been the President since 1984 of Smith Management LLC, a private investment firm. He was a member of the Board of Directors of Harvard Industries, Inc. from October 1994 until November 1998, and was Chairman of the Board and Chief Executive Officer of Harvard Industries from February 1997 until November 1998. He served on the Board of Directors of Servico, Inc., a lodging ownership and management company, from April 1994 until August 1997, being Chairman of the Board from December 1995 until he resigned from the Board. Mr. Adams was Chairman of the Board of Directors of Regency Health Services, Inc., a health care services company, from July 1994 until October 1997. Director since 1996.

    PAUL J. CASEY, 54, was President and Chief Executive Officer of the Company from April 14, 1997 until January 31, 2001 when he became Vice Chairman of the Board and Chief Executive Officer. He has also been Vice Chairman of the Executive Committee of the Company since June 29, 1998. He was the President and Chief Executive Officer of the Hawaii Visitors and Convention Bureau from 1995 until March 1997. Since 1999, Mr. Casey has served on the board of Outrigger Hotels, Inc. Director since 1997.

    TODD G. COLE, 80, spent 29 years in the airline industry, holding executive positions with Delta Airlines, Inc. and with Eastern Airlines, Inc. before joining CIT Financial Corporation in 1969. At his retirement from CIT in 1986, he held the position of Chairman and Chief Executive Officer. He served as Managing Director of SH&E, Inc., a consulting firm specializing in aviation matters, from 1992 until 1995. He is President of Cole & Wilds Associates, Inc. and a director of Kaiser Ventures, Inc. and of several private companies. Director since 1994.

    ROBERT G. COO, 59, has been an independent consultant since 1995. From 1998 to 1999, he was Chief Financial Officer and Secretary of Camstar Systems, a developer of manufacturing execution system (MES) software. He was Vice President and Chief Financial Officer of Pengo Industries, Inc., from 1990 until 1995, a director of Regency Health Services, Inc., from 1991 to 1997 and of First National Bank, San Diego from 1995 to 1997. Director since 1996.

    JOSEPH P. HOAR, 66, served in the Marine Corps for 37 years, retiring as a four-star general in 1994. His last active-duty assignment was Commander-in-Chief, U.S. Central Command. In 1994, he established a consulting firm, J.P. Hoar & Associates, that engages in international strategic planning and business development in the Middle East and Africa. He is a director of several nonprofit and privately owned corporations. Director since 1999.

    RENO F. MORELLA, 52, has been a pilot for the Company since 1978. He is currently a Captain flying DC-10 aircraft. He was Chairman of the Hawaiian Master Executive Council of ALPA from 1994 until 1998. He was the First Officer Category Representative for Council 102 of ALPA from 1993 until 1994. Director since 1996.

    SAMSON POOMAIHEALANI, 59, has been the Assistant General Chairman of the Airline Machinists District 141 of the IAM since 1987. He is a ramp serviceman for United Airlines, Inc. and has been on a leave of absence since 1987. Director since 1990.

    EDWARD Z. SAFADY, 43, was President and Chief Executive Officer of Liberty National Bank in Austin, Texas from March 1988 to October 1995. He then joined Smith Management LLC as Vice President, where he served until the acquisition of Life Savings Bank (now known as Liberty Bank, SSB) in Austin, Texas in May 1997. He is currently Chairman of the Board, President and Chief Executive Officer of Liberty Bank, SSB. Director since 1996.

    SHARON L. SOPER, 55, has been a flight attendant for the Company since 1965. She has worked in both the interisland and international operations. She has been President of the AFA Master Executive Council since 1987. Director since 1998.

    THOMAS J. TRZANOWSKI, 62, served as President and Director of Spire Realty Group, Inc., Houston, Texas, a private property management company, since July 1989. He has also served as President and Director of Pengo Realty Group, Inc., New York, New York, a private real estate holding company engaged in real estate investments, since June 1994. Mr. Trzanowski also served as Treasurer of Smith Management LLC from November 1983 through December 1994 and, from September of 1996 until September of 1999 as a Director of Inland Resources, Inc., in Denver, Colorado, a publicly traded oil and gas company. He currently serves as a Director of Liberty Bank, SSB, a privately owned bank in Austin, Texas. Director since 1998.

    WILLIAM M. WEISFIELD, 59, has been a director of UTILX Corporation since January 1995, Chairman of the Board since January 1996 and President and Chief Executive Officer since November 1998. He was Senior Vice President of Benaroya Capital Company, a privately held investment company specializing in development of Pacific Northwest real estate and other investments, from January 1994 to December 1998. Mr. Weisfield previously served as Chief Operating Officer for Robbins Company, an underground tunnel boring manufacturing company, from November 1992 to December 1993. Mr. Weisfield is a director of Lindal Cedar Homes, Inc., Lifespan Biosciences, Inc. and the Downtown Seattle Association. Nominated for election as a director beginning in 2001.

    The Board of Directors unanimously recommends that shareholders vote FOR the slate of director nominees set forth above.

CERTAIN MATTERS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

Responsibilities of the Board; Meetings

    The Board of Directors has responsibility for establishing broad corporate policies for the overall performance of the Company, although it is not involved in day-to-day operations. The Company keeps Directors informed by providing them various reports and documents at meetings of the Board of Directors and its Committees and at other times during the year. Regular meetings of the Board of Directors are held six (6) times per year and special meetings are held when required. In 2000, the Board of Directors held nine (9) meetings, four (4) of which were telephonic meetings and also acted by unanimous written consent. During 2000, each Director attended at least 75% of the total number of meetings of the Board and Committees on which he or she served.

Compensation of Directors

    During fiscal year 2000, nonemployee directors were each paid a $12,000 annual retainer fee, prorated on a monthly basis. In addition to the $12,000 annual retainer fee, nonemployee directors received a fee of $1,250 for each meeting of the Board of Directors attended (decreased to $625 for telephonic attendance) and a fee of $500 for each committee meeting attended. The Company provided travel to and from Board meetings, as well as hotel accommodations, meals and ground transportation, as needed, for all directors. Mr. Adams, Mr. Casey, Mr. Morella and Ms. Soper, as employee directors, received only reimbursement for expenses incurred in attending meetings. Nonemployee directors of the Company are eligible to receive stock options under the terms of the 1996 Nonemployee Director Stock Option Plan. At its discretion, the Compensation Committee of the Board of Directors, acting pursuant to said Plan, can grant stock options to nonemployee directors under the terms of the plan. In June of 2000, each nonemployee director of the Company was granted options to purchase 8,000 shares of Common Stock at an exercise price of $2.625 per share, which was the market price of the Common Stock on the date of grant. All such options vested on January 1, 2001 and will expire on June 30, 2010.

Relationships Among Directors and Officers

    The Directors appoint all officers annually at their first meeting after the annual meeting of shareholders and at other times pursuant to the Company's Bylaws. No executive officer or director nominee of the Company bears any relationship by blood, marriage or adoption to any other executive officer or director nominee, except that Mr. Coo is Mr. Adams' brother-in-law.

Indemnification Agreements

    At the 1995 Annual Meeting of Shareholders, the shareholders approved and authorized the Company to enter into Indemnification Agreements with all of its directors and officers, including all of the Named Executive Officers. The agreements provide for mandatory indemnification of the director or officer (the "indemnitee") against expenses (including attorney's fees), judgments, fines, penalties and settlement amounts to the fullest extent permitted by law, subject to certain specified limitations and subject to the indemnitee meeting the applicable standard of conduct. To be entitled to indemnification in proceedings other than proceedings by or in the right of the Company, the indemnitee must have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company. For criminal proceedings, the director or officer must have had no reasonable cause to believe that the conduct in question was unlawful and, if the director or officer is found guilty, a disinterested majority of the directors must find that (i) the indemnitee did not receive a pecuniary benefit to the detriment of the Company and, (ii) under the circumstances, the indemnitee is entitled to indemnification. To be entitled to indemnification in proceedings by or in the right of the Company, the indemnitee must have acted in good faith and in a manner he or she believed to be in or not opposed to the best interests of the Company and its shareholders, but no such indemnification may be made if the indemnitee is adjudged liable for negligence or misconduct in the performance of his or her duties unless and to the extent that the court in which the proceeding was pending finds the indemnitee to be fairly and reasonably entitled to indemnity. The Indemnification Agreements also provide that the Company will use its best efforts to maintain in force directors' and officers' liability insurance.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC"), and with the Company, initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based upon the information supplied to it by such persons, the Company is required to report in this Proxy Statement any known failure to file these reports within the specified period. To the knowledge of the Company, based upon a review of the Section 16(a) reports furnished to the Company and the written representations of the Company's officers and directors, all these filing requirements were satisfied by the Company's directors and executive officers for fiscal year 2000.

Standing Board Committees

    During 2000, the standing committees of the Board of Directors consisted of the Audit, Compensation, Executive, Nominating, and Pension Investment Committees.

    The Audit Committee met six times during 2000. The responsibilities of the Audit Committee include recommending to the Board the selection of the Company's independent auditor and reviewing the Company's internal accounting controls. The Audit Committee is authorized to conduct such reviews and examinations as it deems necessary or desirable with respect to the Company's accounting and internal control practices and policies and the relationship between the Company and its independent auditors.

    The Compensation Committee met three times during 2000. The Compensation Committee focuses on executive compensation, the administration of the Company's stock option and stock purchase plans and the granting of discretionary bonuses.

    The Executive Committee met seven times during 2000. The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings.

    The Nominating Committee recommends to the Board of Directors candidates for election to directorships at annual meetings of shareholders. The Nominating Committee met once during 2000, to present its slate of directors for recommendation to shareholders. The Nominating Committee will consider nominees for director recommended by shareholders of the Company, subject to the applicable provisions of the Company's Bylaws described above. To make such a recommendation for consideration in connection with the 2002 Annual Meeting, a shareholder should submit the name of the proposed nominee and the proposed nominee's business background to the Corporate Secretary, at the principal executive office of the Company noted herein, by no later than December 14, 2001.

    The Pension Investment Committee met twice during 2000. The Pension Investment Committee oversees the investment management of the Company's pension plans, including the Pension Plan for Employees Represented by the International Association of Machinists, the Pension Plan for Salaried Employees and the Retirement Plan for Pilots of Hawaiian Airlines, Inc.

2000 Standing Board Committee Membership Roster as of 6/30/00

DIRECTOR	AUDIT		COMPENSATION		EXECUTIVE		NOMINATING		PENSION INVESTMENT
John W. Adams					X	*			X	*
Paul J. Casey					X
Todd G. Cole	X
Robert G. Coo	X	*					X	*
Joseph P. Hoar					X				X
Reno F. Morella			X
Arthur J. Pasmas	X		X	*
Samson Poomaihealani							X
Edward Z. Safady					X
Sharon L. Soper					X
Thomas J. Trzanowski			X				X

*
Chairperson

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth certain information regarding compensation paid for the last three fiscal years to the Company's "Named Executive Officers," who are the Chief Executive Officer and the four other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in the 2000 fiscal year, and up to two additional persons who would have been Named Executive Officers but for the fact that they were not executive officers of the Company at the end of the fiscal year ending on December 31, 2000.

Summary Compensation Table

	Annual Compensation							Long Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)(1)		Shares of Common Stock Underlying Options(#)
John W. Adams	2000	200,000		—		—		25,000
Chairman of the Board	1999	200,000		—		—		—
	1998	200,000		—		—		25,000
Paul J. Casey	2000	325,000		—		11,520	(2)	300,000
Vice Chairman of the Board	1999	316,666		80,000		12,364	(2)	—
and Chief Executive Officer	1998	300,000		—		—		300,000
Robert W. Zoller, Jr.	2000	230,000		—		—		100,000
President and Chief	1999	9,583	(3)	—		36,035	(1)	100,000
Operating Officer	1998	—		—		—		—
John B. Happ	2000	225,000		—		35,620	(1)	100,000
Senior Vice President	1999	220,000		35,000		—		—
Marketing and Sales	1998	210,000		—		50,000	(4)	150,000
Edward W. Pinion	2000	125,000		150,000	(5)	—		100,000
Vice President—Purchasing	1999	98,958	(3)	112,500	(5)	—		50,000
and Logistics	1998	—		—		—		—
John L. Garibaldi	2000	143,000		—		173,000	(6)	—
Executive Vice President and	1999	239,999		40,000		—		—
Chief Financial Officer	1998	230,000		—		—		200,000
until July 14, 2000

(1)
The Company provides various perquisites to its executives. Except for Mr. Zoller and Mr. Happ, the value of such perquisites was in each case less than 10% of the Named Executive Officer's total salary and bonus. In 1999, Mr. Zoller received relocation expenses of $14,435, a car allowance of $9,600 and a housing allowance of $12,000. In 2000, Mr. Happ received relocation expenses of $19,126, fringe benefits of $6,894 and a car allowance of $9,600.

(2)
On March 31, 1998, the Company made a loan of $28,500 to Mr. Casey. On each of March 31, 1999 and March 31, 2000, $10,000 of that loan plus interest thereon was forgiven. On March 31, 2001, the remaining balance of $8,500 and accrued interest thereon was forgiven. See "Certain Transactions" below.

(3)
These salaries represent the amounts earned by the Named Executive Officer when the Named Executive Officer was employed by the Company for less than an entire calendar year. Mr. Zoller's reported compensation for 1999 is for the period beginning December 1, 1999 through December 31, 1999. Mr. Pinion's reported compensation for 1999 is for the period beginning March 1, 1999 through December 31, 1999.

(4)
Pursuant to his employment agreement, Mr. Happ was provided moving and relocation expenses of $50,000, which were incurred in 1998.

(5)
Pursuant to his employment agreement, Mr. Pinion is eligible to earn an annual bonus based on a fixed percentage of savings in excess of $1,000,000 up to a maximum savings of $4,000,000 in a 12-month period, which savings are generated through jet fuel purchases.

(6)
Mr. Garibaldi's employment with the Company ended on July 14, 2000. Pursuant to the terms of a confidential separation agreement with Mr. Garibaldi, certain payments of base salary and benefits were continued.

Option Grants

    The following table sets forth information about the options granted to the Named Executive Officers in fiscal year 2000 pursuant to the 1996 Stock Incentive Plan, As Amended. During 2000, no options were granted pursuant to the 1994 Stock Option Plan.

						Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(3)
			% of Total Options Granted to Employees in Fiscal Year
	Shares of Common Stock Underlying Options Granted(#)
				Exercise Price($/Sh)	Expiration Date
Name						5%($)	10%($)
John W. Adams	25,000	(1)	2.6	$2.625	6/30/10	41,271	104,589
Paul J. Casey	300,000	(2)	30.8	$2.625	6/30/10	495,255	1,255,072
Robert W. Zoller, Jr.	100,000	(2)	10.3	$2.625	6/30/10	165,085	418,357
John B. Happ	100,000	(2)	10.3	$2.625	6/30/10	165,085	418,357
Edward W. Pinion	100,000	(2)	10.3	$2.625	6/30/10	165,085	418,357

(1)
Options granted 6/30/00; 100% vested on 1/1/01.

(2)
Options granted 6/30/00; 25% of which will vest in the next four anniversaries of the grant date.

(3)
There can be no assurance that the actual stock price will appreciate at the assumed 5% and 10% levels or at any other level.

Option Exercises and Option Values

    The following table sets forth the (i) aggregated options exercised in the last fiscal year and (ii) 2000 fiscal year-end option value for each of the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year ("FY") and FY-End Option Value

			Number of Securities Underlying Unexercised Options at FY-End(#)
					Value of Unexercised In-the-Money Options at FY-End($)(1)
	Shares Acquired on Exercise(#)
		Value Realized($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
John W. Adams	—	—	50,000	200,000	—	—
Paul J. Casey	—	—	375,000	375,000	—	—
Robert W. Zoller, Jr.	—	—	25,000	275,000	—	—
John B. Happ	—	—	112,500	137,500	—	—
Edward W. Pinion	—	—	25,000	125,000	—	—

(1)
The market price per share on 12/31/00 was less than the exercise price.

Employment Contracts: Termination of Employment and Change-in-Control Arrangements

    The Company has entered into employment contracts with each of the Named Executive Officers other than Mr. Adams. Except as described below, the agreements for the Named Executive Officers, as amended to date, have substantially the same terms.

    Each of the agreements specifies the officer's title and general duties and provides for a specified term of employment, which term varies as set forth in the table below and rolls forward on a monthly basis; i.e., on the first day of each month, the term of the agreement is extended for an additional month unless either party has given written notice to the other party that it does not wish the term to be extended. Each agreement sets forth (a) the officer's base salary (which is subject to annual review and may be increased in the sole discretion of the Board of Directors or as the Board has designated), (b) the amount of any "signing bonus" or other special benefits, (c) the eligibility of the officer to receive annual performance bonuses in the sole discretion of the Compensation Committee and/or Board of Directors, (d) the right of the officer to participate in fringe benefit programs and benefit plans (such as stock option, pension, disability and life insurance and medical coverages) in accordance with the terms of those programs and benefits, (e) the right of the officer, and the officer's spouse and dependents, to travel benefits on Company flights, (f) the right of the officer to be included in the Company's executive long-term disability insurance plan, (g) the right of the officer to be reimbursed for business expenses in accordance with Company policies, (h) the right of the officer to receive an automobile allowance, a housing allowance, and reimbursement for club dues (which rights vary among the Named Executive Officers with employment contracts) and (i) the obligations of the officer to maintain the confidentiality of the Company's information and to observe certain noncompetition requirements. Mr. Pinion's agreement provides for an annual incentive bonus based on a fixed percentage of savings in excess of $1,000,000 up to a maximum savings of $4,000,000 in a 12-month period which savings are generated through jet fuel purchases.

    Certain of the contractual provisions that vary in the employment contracts of the four Named Executive Officers are shown in the following table:

Named Executive Officer	Effective Date of Contract	Term (Mos.)		Base Salary		Initial Bonus ($)	Special Other Features		Signing Options
Paul J. Casey	04/14/97	36		$325,000		$70,000	—		150,000
Robert W. Zoller, Jr.	12/01/99	12	(1)	$230,000	(2)	—	—		100,000
John B. Happ	12/15/97	18		$225,000		—	$50,000	(3)	—
Edward W. Pinion	03/01/99	12		$125,000		—	—	(4)	50,000

(1)
The term of Mr. Zoller's employment agreement will increase to 24 months on the second anniversary of the effective date of his employment agreement.

(2)
Mr. Zoller's base salary was increased to $300,000 effective as of January 31, 2001.

(3)
Relocation allowance.

(4)
See discussion of Mr. Pinion's annual incentive bonus above.

    There are also certain differences in the termination provisions in the employment agreements of the Named Executive Officers. All of the agreements provide for termination (a) immediately upon the officer's death, (b) at the Company's election, if the officer is unable to perform his duties as a result of a medical or physical incapacity for 120 days in any consecutive 7-month period ("Disability"), (c) at any time by the Company for "cause" (as defined in the agreements) and (d) at any time by the Company without cause. In addition, the employment agreements with Mr. Casey and Mr. Zoller provide that they may be terminated by the officer for "good reason" (which includes certain transactions that involve changes in control, a material change in the officer's duties, a material breach by the Company of the agreement, the failure by the Company to provide incentive compensation and benefit plans comparable to those in effect at the time the agreement was entered into and the relocation of the Company's principal executive offices outside the Honolulu area). If the officer's employment is terminated by death or by reason of disability, the officer (or his or her beneficiaries) is entitled to benefits in accordance with the Company's retirement, insurance and other programs and plans then in effect. If the officer's employment is terminated (a) by act of the Company other than for cause, or (b) in the case of Mr. Casey and Mr. Zoller, by such officer for good reason, then such officer is entitled to receive:

  •
  Any base salary accrued but unpaid prior to the termination date, and

  •
  The continued payment of the officer's base salary and fringe benefits for a period after the termination date that is equal to the term of the officer's employment agreement as discussed above.

    On June 30, 2000, the employment agreements with and certain agreements granting options to each of the Named Executive Officers were amended as described in the Report of the Compensation Committee included herein. As of January 31, 2001 employment agreements for Mr. Casey and Mr. Zoller were amended to change their titles and responsibilities, as further discussed in the Report of the Compensation Committee included herein. Finally, the agreements provide that an officer terminated for cause is not entitled to continuation of such officer's base salary or other benefits after the termination date.

Certain Relationships and Related Transactions

    On March 31, 1998, pursuant to a resolution approved by the Compensation Committee on February 27, 1998, the Company made a loan of $28,500 to Mr. Casey, evidenced by a promissory note.

The note bears interest at the prime rate as reported in the Wall Street Journal and, so long as Mr. Casey remains employed with the Company, is forgiven in the amount of $10,000 plus accrued interest on each of the first and second anniversary of the loan, with the balance of principal and interest forgiven on the third anniversary of the loan. As of March 31, 2001, the entire principal and all accrued interest was forgiven.

    From July 17, 2000 through February 28, 2001, William F. Loftus served as Executive Vice President, Chief Financial Officer and Treasurer of the Company. During this period, the Company paid Mr. Loftus a base salary of $152,000. During this same period, the Company paid The Loftus Group, a financial and management consulting firm of which more than ten percent (10%) is owned by Mr. Loftus, $638,535 in fees for financial consulting services, plus expenses.

COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors is charged with making compensation recommendations to the full Board of Directors for the Company's executive officers at the vice president level and above, along with recommendations for bonuses, deferred compensation and stock option plans. The Compensation Committee also has authority to grant awards under and to administer the 1994 Stock Option Plan, As Amended, and the 1996 Stock Incentive Plan, As Amended.

    By resolution adopted on August 28, 1998, the Board of Directors (a) delegated to the Compensation Committee the authority to set compensation for the Chief Executive Officer, all Executive and Senior Vice Presidents and the Corporate Secretary, subject to periodic review by the Board, and (b) delegated to the Chief Executive Officer the authority to retain, terminate and set compensation for all other vice presidents and all subordinate officers and agents of the Company, subject to periodic review by the Compensation Committee and the Board. By resolution adopted on January 31, 2001, the Board of Directors delegated to the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer the authority to retain, terminate and set compensation for all other vice presidents and all subordinate officers reporting to them, subject to periodic review by the Compensation Committee.

    As described in this Proxy Statement under the caption "Employment Contracts: Termination of Employment and Change-in-Control Arrangements," the Named Executive Officers except for Mr. Adams have employment contracts which set forth their base salaries and other compensation arrangements and provide that their compensation levels are subject to annual review and possible increases in the sole discretion of the Board of Directors.

    On June 30, 2000, the Compensation Committee reviewed the compensation of management in light of the Company's financial performance and determined that no salary increases or bonuses would be awarded. The Compensation Committee noted the Company's press release dated May 3, 2000 stating that it would explore from time to time investment opportunities and recognized the need to provide incentives to retain executive management. The Committee, acting under its authority pursuant to the Company's stock option plans, approved the following actions as of June 30, 2000:

1.
Pursuant to the 1996 Stock Incentive Plan, As Amended, the Committee granted options to purchase shares of the Company's common stock at an exercise price equal to the fair market value on June 30, 2000, with such options vesting 25% on each anniversary of the grant date and terminating on the tenth anniversary thereof, as follows:

a.
300,000 options to Paul J. Casey, then President and Chief Executive Officer

b.
100,000 options to each of the following:

  •
  Robert W. Zoller, Jr., then Executive Vice President—Operations and Service

  •
  John B. Happ, Senior Vice President—Marketing and Sales

      •
      Ruthann S. Yamanaka, Senior Vice President—People Services

      •
      John L. Ryan, Vice President—Maintenance and Engineering

      •
      Edward W. Pinion, Vice President—Purchasing and Logistics

  c.
  50,000 options to Blaine J. Miyasato, Vice President—Customer Services

  d.
  20,000 options to each of the following:

    •
    Lyn F. Anzai, Vice President, General Counsel and Corporate Secretary

    •
    H. Norman Davies, Jr., Vice President—Safety and Security

    •
    Clarence K. Lyman, Vice President—Finance, Treasurer and Assistant Corporate Secretary

    •
    Michael P. Loo, Vice President—Controller

    •
    Glenn G. Taniguchi, Vice President—Schedule Planning

2.
In addition, the Committee authorized amendments of prior option grants and employment agreements, as appropriate, to provide that, for all such officers, in the event a change of control of the Company occurs before June 30, 2003:

a.
All stock options granted to such officers prior to and on June 30, 2000 would accelerate and become fully vested, and

b.
The exercise price of any unexercised options previously granted and having a higher exercise price than the market price of the stock on June 30, 2000 would then be "reset" to the market price on June 30, 2000.

3.
The Committee authorized an amendment to the employment agreement for Mr. Zoller, to provide that should such a change of control occur before the second anniversary of the effective date of Mr. Zoller's employment agreement (i.e., while the term thereunder is twelve (12) months), the term of Mr. Zoller's employment agreement would be extended to eighteen (18) months.

4.
Pursuant to the 1996 Stock Incentive Plan, As Amended, the Committee granted to John W. Adams options to purchase 25,000 shares of the Company's common stock at an exercise price equal to the market price on June 30, 2000 with such options to vest on the date six months and one day from the grant date.

    On August 25, 2000, the Compensation Committee approved the terms and conditions of a confidential separation agreement with John L. Garibaldi, Executive Vice President and Chief Financial Officer. In addition, the Compensation Committee reviewed the background and credentials of William F. Loftus, ratifying the prior action of the Executive Committee establishing the terms and conditions of the retention of Mr. Loftus as Executive Vice President and Chief Financial Officer on an interim basis pending a search for a permanent chief financial officer.

    On December 21, 2000, the Committee reviewed the background and credentials of Christine R. Deister for the position of Executive Vice President, Chief Financial Officer and Treasurer and approved compensation for Ms. Deister including a base salary of $250,000, a rolling 12-month contract which will increase to 24 months after two years and other benefits. In addition, the Committee authorized the grant to Ms. Deister of options to purchase 200,000 shares of common stock on the first day of employment at an exercise price equal to the market value on said date. Ms. Deister's first day of employment was March 1, 2001.

    On January 31, 2001, by action of the Board of Directors, Mr. Casey was named Vice Chairman and Chief Executive Officer and Mr. Zoller was named President and Chief Operating Officer. On February 23, 2001, the Compensation Committee authorized an increase in base salary for Mr. Zoller from $230,000 to $300,000 effective January 31, 2001 and granted to Mr. Zoller on February 23, 2001 options to purchase 100,000 shares of common stock at the market price on said date. Further, the Committee authorized an increase in Mr. Adams' annual base salary from $200,000 to $400,000 effective January 31, 2001 and granted to Mr. Adams on February 23, 2001 options to purchase 200,000 shares of common stock at the market price on said date.

    In addition to its duties overseeing compensation and option grants for executive officers, the Compensation Committee has the authority to grant awards under and to administer the 1996 Nonemployee Directors Stock Option Plan, As Amended. On June 30, 2000, the Committee authorized the grant to each nonemployee director of options to purchase 8,000 shares of the Company's common stock at an exercise price equal to the market price on June 30, 2000, such options to vest on the date six months and one day from the grant date.

SUBMITTED BY THE COMPENSATION COMMITTEE
ARTHUR J. PASMAS, CHAIRPERSON
RENO F. MORELLA
THOMAS J. TRZANOWSKI

    The above report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference, nor shall it be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    On June 30, 2000, Mr. Morella replaced Mr. Poomaihealani on the Compensation Committee. No other member of the Company's Board of Directors or other person, other than the members of the Compensation Committee identified above (see "Certain Matters Involving Directors and Executive Officers—Standing Board Committees), served on the Compensation Committee during the 2000 fiscal year. Except for Mr. Morella, who is an employee of the Company, no member of the Company's Compensation Committee is (or was during the 2000 fiscal year) a current or former officer or employee of the Company and no executive officer of the Company is (or was during the 2000 fiscal year) a member of the board or compensation (or equivalent) committee of any corporation of which a member of the Company's Compensation Committee is (or was during the 2000 fiscal year) an executive officer.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is responsible for overseeing management's financial reporting practices and internal controls. Listing standards of the American Stock Exchange (AMEX) require that, by June 2001, all AMEX-listed companies have audit committees composed of three outside, independent directors. The Company's Audit Committee is composed of three outside directors, one of whom meets the independence requirements of the applicable AMEX-listing standards that will apply to Audit Committee members beginning in June 2001. Robert G. Coo, does not satisfy the independence requirements because he is related by marriage to the Chairman of the Board, who represents the majority shareholder and is an employee of both the majority shareholder and of the Company. In addition, Arthur J. Pasmas does not satisfy the independence requirements because he is employed by an affiliate of the majority shareholder. The Board intends to make the necessary changes in its Audit Committee composition to comply with these standards before June of 2001.

    The Audit Committee acts under a written charter that was adopted by our Board of Directors on August 25, 2000. The charter is attached as Exhibit A to this Proxy statement.

    In connection with the consolidated financial statements for the fiscal year ended December 31, 2000, the Audit Committee has:

  •
  Reviewed and discussed the audited financial statements with management and with representatives of Ernst & Young LLP, the Company's independent auditors;

  •
  Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); and

  •
  Received from the independent auditors the disclosures regarding Ernst & Young LLP's independence as required by Independence Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with Ernst & Young LLP their independence and considered the compatibility of nonaudit services with said auditors' independence.

    Pursuant to SEC Proxy Fee Disclosure Rules, which apply to companies filing proxy statements on or after February 5, 2000, the following fees have been paid by the Company to Ernst & Young LLP:

  •
  Audit Fees: Fees for the review of the fiscal year 2000 Form 10Qs and the annual audit for fiscal year 2000 are $332,181.

  •
  Financial Information Systems Design and Implementation Fees: There are no fees for financial information systems design and implementation.

  •
  All Other Fees: Fees for all other services are $490,812 including $213,334 for audit related services and $277,478 for nonaudit services. Audit related services generally include fees for pension and statutory audits, internal audit and accounting consultations.

    Based on these actions, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE
ROBERT G. COO, CHAIRPERSON
TODD G. COLE
ARTHUR J. PASMAS

    The above report of the Audit Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference, nor shall it be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

STOCK PERFORMANCE GRAPH

    The following graph compares cumulative total return of the Company, the S&P 500 Index and the Company's selected Peer Issuer Index from June 21, 1995, the first day of trading of the Company's Common Stock on the American Stock Exchange, to December 31, 2000. The Peer Issuers the Company has selected are AirTran Holdings Inc. (formerly Valujet Inc.), Alaska Airgroup Inc., America West Holding Corporation, Amtran, Inc., Atlantic Coast Airlines, Inc., Great Lakes Aviation Ltd., Mesa Air Group, Inc. and Southwest Airlines. The S&P 500 Index and the Company's selected Peer Issuer Index for the month of June 1995 have been prorated to arrive at the beginning index used in this graph. The comparison assumes $100 was invested on June 21, 1995 in the Common Stock and each of the foregoing indices and assumes reinvestment of dividends before consideration of income taxes. [The Company has paid no dividends on its Common Stock.]

The stock performance depicted in the graph above is not to be relied upon as indicative of future performance. The Stock Performance Graph shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference, nor shall it be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Ernst & Young LLP served as the Company's certified public accountant during 2000 and during 1999. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

SUBMISSION OF SHAREHOLDER PROPOSALS

    Shareholder proposals which comply with SEC regulations may be included in the Company's proxy materials. To be considered for inclusion in the Company's proxy materials for the Company's

2002 Annual Meeting, a shareholder proposal must be received by the Corporate Secretary of the Company at its principal offices at 3375 Koapaka Street, Suite G-350, Honolulu, Hawaii 96819 on or before December 14, 2001. See also the discussion of the Company's advance-notice Bylaw provision under "Other Matters."

ANNUAL REPORT

    This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000. The Annual Report, which contains financial and other information regarding the Company, is not incorporated in the Proxy Statement and is not to be deemed a part of the Company's proxy soliciting material.

OTHER MATTERS

    Except for the matters referred to in the accompanying Notice of Annual Meeting, the Board of Directors does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at the Annual Meeting that is a proper subject for action by the shareholders. Under the Company's Bylaws, a shareholder may not present any proposed business at an annual meeting unless the shareholder shall have given written notice of the proposed business not more than 60 nor less than 30 days before the meeting, which in the case of the Annual Meeting would be by April 26, 2001. As of the date of this Proxy Statement, no such notice had been received by the Company. If any other matters should properly come before the Annual Meeting or any postponements or adjournments thereof, votes will be cast pursuant to the authority granted by the enclosed Proxy in the discretion of the Proxy Holders.

    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN YOUR PROXY PROMPTLY BY MAIL IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE OR VOTE BY TELEPHONE AS INSTRUCTED THEREON.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      LYN FLANIGAN ANZAI
                      Vice President, General Counsel
                      and Corporate Secretary

Honolulu, Hawaii
April 13, 2001

HAWAIIAN AIRLINES, INC.
AUDIT COMMITTEE CHARTER

EFFECTIVE: JUNE 15, 2000

Statement of Policy

    The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

Organization

    This charter governs the activities of the Audit Committee. The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more directors as determined by the Board. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall when appropriate meet in executive session with management, the director of the internal auditing department or the independent auditors to discuss any matters that it or each of these groups believe should be discussed.

Qualifications

    The Audit Committee shall be comprised in accordance with SEC and stock exchange requirements.

    All members of the Audit Committee shall have a basic understanding of finance and accounting and the ability to read and understand fundamental financial statements (or shall become so within a reasonable period of time after appointment). At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable expertise or background that results in the individual's financial sophistication, including, but not necessarily limited to, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

    The primary responsibilities of the Audit Committee are to oversee the Company's financial reporting process on behalf of the Board of Directors and to report the results of its activities to the Board of Directors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee shall:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditor; and

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditor and the Board of Directors.

    The Audit Committee believes its policies and procedures for satisfying these responsibilities should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee oversees and reinforces the authority and responsibility of management to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

Processes

    In satisfying its oversight responsibilities, the Audit Committee shall utilize the following principal recurring processes as a guide, with the understanding that the Audit Committee may supplement them as appropriate:

  •
  INDEPENDENT AUDITORS: The Audit Committee shall develop and maintain a clear understanding with management and with the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee shall regularly, and at least annually, confirm the independence of the independent auditors from management and the Company, including those matters included in the written disclosures required by the Independence Standards Board, and in connection therewith shall regularly review and discuss with the auditors all significant relationships the auditors have with the Company. The Audit Committee shall review and evaluate the performance of and recommend to the Board of Directors the discharge and replacement of the independent auditors when circumstances warrant, considering the independence and effectiveness of the independent auditors.

  •
  INTERNAL AUDITOR: The Audit Committee shall periodically review the audit and reporting functions of the internal auditor. The Audit Committee shall work with the internal auditor and executive management of the Company to establish mutually satisfactory and effective relationships and procedures.

  •
  AUDIT PROCESS: The Audit Committee shall discuss with the internal auditor and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. The Audit Committee shall also discuss with management, the internal auditor and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's systems to monitor and manage business risk, and legal and ethical compliance programs. Further, the Audit Committee shall regularly meet separately with the internal auditor and the independent auditors, both with and without management present, to discuss the results of their examinations.

  •
  DOCUMENTS/REPORTS REVIEW: The Audit Committee shall review with financial management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q prior to filing or prior to the release of earnings. The Chair of the Committee may represent the entire Audit Committee for purposes of this review. In reviewing documents, reports and financial statements, the Audit Committee shall as appropriate document its judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the quarterly review and annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

  •
  PROCESS IMPROVEMENT: The Audit Committee shall establish, monitor and update, as appropriate, regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments. As appropriate, the Audit Committee shall review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information. The Audit Committee shall review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements.

  •
  REVIEW OF AUDIT COMMITTEE CHARTER: The Audit Committee shall review this Charter at least annually to determine its effectiveness in assisting the Audit Committee in fulfilling its responsibilities to the Board of Directors and shareholders, and may recommend to the Board of Directors from time to time amendments that the Audit Committee deems appropriate. Amendments to this Charter shall be subject to approval by the Board of Directors of the Company.

  •
  OTHER: The Audit Committee may perform other activities consistent with this Charter and the Company's Bylaws as the Board deems necessary or appropriate.

P R O X Y

HAWAIIAN AIRLINES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE MAY 25, 2001
ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby constitutes and appoints Paul J. Casey, Christine R. Deister and Lyn F. Anzai, and each or any of them, attorneys and proxies with full power of substitution, to represent the shareholder on the reverse side of this proxy card to vote all shares of Common Stock, $.01 par value, of Hawaiian Airlines, Inc. (the "Company") held of record by the undersigned on March 23, 2001, at the 2001 Annual Meeting of Shareholders of the Company to be held on May 25, 2001 at the Royal Hawaiian Hotel, 2259 Kalakaua Avenue, Honolulu, Hawaii, in the Regency Room at 10:00 a.m., Hawaiian standard time, and at any and all adjournments or postponements thereof, as herein specified upon the proposals listed herein and described in the Proxy Statement for the meeting and in his or her discretion upon any other matter that may properly come before the meeting. The Board of Directors has proposed the matters set forth on the reverse for the vote of the shareholders of the Company.

    THE SHARES VOTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN
AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

^ FOLD AND DETACH HERE ^

HAWAIIAN AIRLINES, INC.

YOUR VOTE IS IMPORTANT!

You can vote in one of two ways:

    1.  Mark, date, sign and return this proxy as indicated on the reverse side and returning it in the enclosed envelope.

OR

    2.  Call toll-free 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.	Please mark your vote as indicated in this example	/x/

1.	Election of Directors
	FOR all nominees listed to the right (except as marked to the contrary) / /	WITHHOLD AUTHORITY to vote for all nominees listed to the right / /
Election of the following nominees as directors: 01 John W. Adams, 02 Paul J. Casey, 03 Todd G. Cole, 04 Robert G. Coo, 05 Joseph P. Hoar, 06 Reno F. Morella, 07 Samson Poomaihealani, 08 Edward Z. Salady, 09 Sharon L. Soper, 10 Thomas J. Trzanowski and 11 William M. Wolsfield
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

IMPORTANT: Please sign your name or names exactly as stenciled on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, EACH holder should sign.
SIGNATURE

SIGNATURE

DATE	, 2001

^ FOLD AND DETACH HERE ^

VOTE BY TELEPHONE
QUICK *** EASY *** IMMEDIATE

YOUR VOTE IS IMPORTANT!—YOU CAN VOTE IN ONE OF TWO WAYS:

1.
TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week

There is NO CHARGE to you for this call.—Have your proxy card in hand.

    You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form

OPTION 1:	To vote as the Board of Directors recommends on ALL proposals, press 1
When asked, please confirm by Pressing 1.
OPTION 2:	If you choose to vote on each Proposal separately, press 0. You will hear these instructions:
Proposal 1—To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions
When asked, please confirm by Pressing 1.
or
2.
TO VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

THANK YOU FOR VOTING.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on May 25, 2001
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 25, 2001
VOTING RIGHTS AND PROCEDURES
CONTROL OF THE COMPANY
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ITEM 1 ELECTION OF DIRECTORS
CERTAIN MATTERS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS
2000 Standing Board Committee Membership Roster as of 6/30/00
EXECUTIVE COMPENSATION
Summary Compensation Table
Aggregated Option Exercises in Last Fiscal Year ("FY") and FY-End Option Value
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
SUBMISSION OF SHAREHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS
HAWAIIAN AIRLINES, INC. AUDIT COMMITTEE CHARTER